UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2023

Commission file number: 333-260017

SENSASURE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

nevada	87-2406468
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4730 S. Fort Apache Rd., Suite 300, Las Vegas, NV	89147
(Address of principal executive offices)	(Zip Code)

(347) 325-4677

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SSTC	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm

Effective June 13, 2023, SRCO, C.P.A., Professional Corporation (“SRCO”) resigned as the Company’s independent registered public accounting firm.

SRCO’s reports on the Company’s financial statements for the fiscal years ended 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through January 31, 2023, there have been no disagreements with SRCO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to SRCO’s satisfaction, would have caused SRCO to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended 2021, 2022 and through January 31, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SRCO with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that SRCO furnish the Company a letter addressed to the Commission stating whether it agreed with the statements herein and, if not, stating the respects in which it does not agree. SRCO’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 13, 2023, the Company’s Board of Directors appointed Fruci & Associates II, PLLC (“Fruci”) as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years and through January 31, 2023, neither the Company nor anyone acting on the Company’s behalf consulted Fruci with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 8.01. Other Events.

Change of Address

Effective June 13, 2023 the address of the Company has changed its address. As a Nevada corporation the Board of Directors believed a Nevada street address would be more appropriate. The new address is 4730 S. Fort Apache Rd., Suite 300, las Vegas, NV 89147.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibits number	Descriptions
16.1	Letter of SRCO, C.P.A., Professional Corporation dated June 13, 2023
104	Cover Page Interactive Data File-Embedded within the inline XBRL document

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) SENSASURE TECHNOLOGIES, INC.

Date June 13, 2023

By	/s/ CLARENCE CHAN
President and Chairman of the Board of Directors

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